                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         DATE OF REPORT: AUGUST 30, 2000
                        (Date of earliest event reported)




                              ELTRAX SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




MINNESOTA                  COMMISSION FILE NO. 0-22190             41-1484525
(State of incorporation)                                (IRS Employer I.D. No.)



                              400 GALLERIA PARKWAY
                                    SUITE 300
                                ATLANTA, GA 30339
                    (Address of principal executive offices)



                                 (770) 612-3500
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On August 31, 2000, Eltrax Systems, Inc. mailed to its shareholders a joint proxy statement/prospectus dated August 30, 2000 to solicit votes in connection with the merger of Eltrax and Cereus Technology Partners, Inc. The joint proxy statement/prospectus is attached to this report as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

None.

(b)      Pro Forma Financial Information.

None.

(c)      Exhibits.

The exhibits filed herewith are shown on the Exhibit Index attached hereto and incorporated herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ELTRAX SYSTEMS, INC.,
                                                a Minnesota corporation


Dated August 30, 2000                           By:  /s/ William A. Fielder III
                                                   ----------------------------
                                                      William A. Fielder, III
                                                Its:  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                                                                              Filed
Number             Description                                                     Herewith
------             -----------                                                     --------
23.1               Consent of PricewaterhouseCoopers LLP                               X
23.2               Consent of Crowe, Chizek and Company LLP                            X
23.3               Consent of KPMG, LLP                                                X
23.4               Consent of Moore Stephens Frost, PLC                                X
99.1               Joint Proxy Statement/Prospectus dated August 30, 2000              X





                                      -3-